UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2019

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)
70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	ADC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01. Other Events.

On July 1, 2019, Agree Realty Corporation (the "Company") announced its weighted-average number of common shares outstanding for the three and six months ended June 30, 2019. The following table illustrates the Company’s weighted-average number of common shares outstanding for the periods:

	Three Months Ended	Six Months Ended
	June 30, 2019	June 30, 2019

Weighted-average number of common shares outstanding	40,813,436	39,259,807
Less: Unvested restricted stock	(201,064)	(201,064)
Weighted-average number of common shares outstanding used in basic earnings per share	40,612,372	39,058,743

Weighted-average number of common shares outstanding used in basic earnings per share	40,612,372	39,058,743
Effect of dilutive securities: share-based compensation	82,836	80,030
Effect of dilutive securities: September 2018 forward equity offering	312,464	539,570
Effect of dilutive securities: April 2019 forward equity offering	133,987	66,994
Weighted-average number of common shares outstanding used in diluted earnings per share	41,141,659	39,745,337

Operating Partnership Units ("OP Units")	347,619	347,619
Weighted-average number of common shares and OP Units outstanding used in diluted earnings per share	41,489,278	40,092,956

The Company entered into a forward sale agreement in September 2018 to sell an aggregate of 3,500,000 shares of common stock (the “September 2018 Forward”) and entered into a subsequent forward sale agreement in April 2019 to sell an aggregate of 3,162,500 shares of common stock (the “April 2019 Forward”, and together with the September 2018 Forward, the “Forward Equity Offerings”). Concurrently with entering into the April 2019 Forward, the Company settled the entirety of the September 2018 Forward and received net proceeds of approximately $186.0 million.

To account for the potential dilution resulting from the Forward Equity Offerings on earnings per share calculations, the Company used the treasury method to determine the dilution during the period of time prior to settlement. The impact from the September 2018 Forward on the Company’s weighted-average diluted shares for the three and six months ended June 30, 2019 was 312,464 and 539,570 weighted-average incremental shares, respectively. The impact from the April 2019 Forward on the Company’s weighted-average diluted shares for the three and six months ended June 30, 2019 was 133,987 and 66,994 weighted-average incremental shares, respectively. To date, no shares from the April 2019 Forward have been settled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

Date: July 1, 2019	By:	/s/ Clayton R. Thelen
Clayton R. Thelen
Chief Financial Officer and Secretary